EXHIBIT 10.8

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 27th day of September, 2011, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”) as modified or supplemented by this Agreement.  Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor.

3.           PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests and rights to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.            PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:
(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)            PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject.  The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending.  This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.          (a)            Controlling Holder Rights.  PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under each of the following sections of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

6.03	Delivery of Mortgage Loan Documents

7.03, other than 7.03(c)	Repurchase and Substitution

(b)            If any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)            Definitions.

(i)           The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York,  (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)           The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of PrimeLending,

PrimeLending, a PlainsCapital Company
18111 Preston Road, Suite 900
Dallas, Texas  75252
Attention:  Mr. Scott Eggen, SVP
Phone: 972-248-7866

with a copy to the General Counsel at the same address

(b)	In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2011-2

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager — Sequoia Mortgage Trust 2011-2

(f)	In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  PrimeLending hereby consents to such exercise and enforcement.

19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer.  PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #83707500, Sequoia Mortgage Trust 2011-2 Certificate Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance.  PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2011-2” and an identification of the type of information being provided in the body of such electronic mail.  The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,
Assignee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Eggen
Name:	Scott Eggen
Title:	SVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

Primary Servicer	Primary Servicer Name	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	sellernumber	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000555	2001707827	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000606	2153601039	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000626	3006612689	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000644	3006610638	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000646	6001600492	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000647	6004600154	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000648	2027601912	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000658	2151600924	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000770	2001708109	1	1	0	9
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000789	2153601081	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000793	2017604292	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000798	2097600717	1	1	0	6
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000826	2017604222	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000827	20631100094	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000838	2131700653	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000862	2036601577	1	1	0	6
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000887	2045700695	1	1	0	7
1000938	Select Portfolio Servicing	0.002500			Prime Lending		1050000891	2073603392	1	1	0	7

Primary Servicer	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1000938		1	0	0				0.00		20110318	660000.00	0.055000	360	360	20110501	1
1000938		1	0	0				0.00		20110412	970000.00	0.052500	360	360	20110601	1
1000938		1	0	0				150000.00		20110524	770000.00	0.052500	360	360	20110701	1
1000938		1	0	0				0.00		20100826	524950.00	0.051250	360	360	20101001	1
1000938		1	4	0				0.00		20110126	767500.00	0.055000	360	360	20110301	1
1000938		1	0	0				0.00		20101221	705250.00	0.053750	360	360	20110201	1
1000938		1	0	0				0.00		20110523	763000.00	0.052500	360	360	20110701	1
1000938		1	0	0				0.00		20110504	1204000.00	0.053750	360	360	20110701	1
1000938		1	0	0				0.00		20110509	999650.00	0.053750	360	360	20110701	1
1000938		1	4	0				0.00		20110523	1650000.00	0.050000	360	360	20110701	1
1000938		1	0	0				0.00		20110502	938400.00	0.053750	360	360	20110701	1
1000938		1	4	0				0.00		20110517	999000.00	0.053750	360	360	20110701	1
1000938		1	4	0				0.00		20110612	848000.00	0.052500	360	360	20110801	1
1000938		1	4	0				0.00		20110526	496000.00	0.052500	360	360	20110701	1
1000938		1	4	0				0.00		20110518	551250.00	0.055000	360	360	20110701	1
1000938		1	4	0				0.00		20110524	1067500.00	0.053750	360	360	20110701	1
1000938		1	4	0				0.00		20110623	472000.00	0.052500	360	360	20110801	1
1000938		1	4	0				0.00		20110714	631200.00	0.052500	360	360	20110901	1

Primary Servicer	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1000938	0	0		656100.94	0.055000	3747.41	20110901	0	0
1000938	0	0		965520.18	0.052500	5356.38	20110901	0	0
1000938	0	0		767338.73	0.052500	4251.97	20110901	0	0
1000938	0	0		517378.10	0.051250	2858.28	20110901	0	0
1000938	0	0		761538.02	0.055000	4357.78	20110901	0	0
1000938	0	0		696819.88	0.053750	3949.20	20110901	0	0
1000938	0	0		760362.94	0.052500	4213.31	20110901	0	0
1000938	0	0		1199934.44	0.053750	6742.05	20110901	0	0
1000938	0	0		996274.47	0.053750	5597.75	20110901	0	0
1000938	0	0		1644027.50	0.050000	8857.56	20110901	0	0
1000938	0	0		935231.29	0.053750	5254.77	20110901	0	0
1000938	0	0		995626.16	0.053750	5594.11	20110901	0	0
1000938	0	0		846050.36	0.052500	4682.69	20110901	0	0
1000938	0	0		494285.73	0.052500	2738.93	20110901	0	0
1000938	0	0		549431.56	0.055000	3129.94	20110901	0	0
1000938	0	0		1063895.36	0.053750	5977.69	20110901	0	0
1000938	0	0		470914.83	0.052500	2606.40	20110901	0	0
1000938	0	0		630475.99	0.052500	3485.51	20110901	0	0

Primary Servicer	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0
1000938															0

Primary Servicer	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1000938					0		42	1	2	0		9.60	8.00	0.00	1	20110825
1000938					0		83	2	2	0		7.10	15.10	0.00	1
1000938					0		164	1	2	0		7.00	10.20	3.00	1
1000938					0		463	1	2	1		30.00		6.00	1	20110825
1000938					0		80	1	2	0		8.10		2.00	1	20110825
1000938					0		228	1	2	0		7.50		4.00	1	20110825
1000938					0		394	2	2	0		0.20		0.00	1
1000938					0		265	1	2	0		8.00	11.00	11.00	1
1000938					0		195	1	2	0		1.30		0.75	1
1000938					0		440	1	2	1		13.00	8.00	0.00	1
1000938					0		171	1	2	0		8.60		0.00	1
1000938					0		307	1	2	0		0.50		0.00	1
1000938					0		66	2	2	0		0.50		0.00	1
1000938					0		390	1	1	0		0.10		0.00	1
1000938					0		45	1	2	1		17.00		0.00	1
1000938					0		398	1	1	1		2.00		0.00	1
1000938					0		72	1	2	0		3.00	3.00	0.00	1
1000938					0		210	2	2	0		1.80		0.00	1

Primary Servicer	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line
1000938							764	779
1000938							781
1000938							738
1000938							804	801
1000938							723	755
1000938							813	789
1000938							770
1000938							773
1000938							780
1000938							783
1000938							748
1000938							802
1000938							778
1000938							761
1000938							796
1000938							733
1000938							751
1000938							779

Primary Servicer	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1000938			000000000000			6667.00	7233.00	9776.00	0.00	13900.00	23676.00	Y	5		3
1000938			000000000000			27228.00	1899.00	293.00	842.00	29127.00	30262.00	Y	5		3
1000938			000000000000			0.00	19593.00	1957.00	-514.00	19593.00	21036.00	Y	5		3
1000938			000000000000			24182.00		1355.00		24182.00	25537.00	Y	4		3
1000938			000000000000			17250.00		13753.00		17250.00	31003.00	Y	5		3
1000938			000000000000			33333.00		0.00		33333.00	33333.00	Y	5		3
1000938			000000000000			33333.33		0.00		33333.33	33333.33	Y	5		3
1000938			000000000000			6986.53	24150.00	0.00	0.00	31136.53	31136.53	Y	5		3
1000938			000000000000			32924.00		-923.00		32924.00	32001.00	Y	5		3
1000938			000000000000			40018.00	8571.00	0.00	0.00	48589.00	48589.00	Y	5		3
1000938			000000000000			12500.00		12833.00		12500.00	25333.00	Y	5		3
1000938			000000000000			31250.00		0.00		31250.00	31250.00	Y	5		3
1000938			000000000000			18333.33		0.00		18333.33	18333.33	Y	5		3
1000938			000000000000			15000.00		0.00		15000.00	15000.00	Y	5		3
1000938			000000000000			36784.00		0.00		36784.00	36784.00	Y	5		3
1000938			000000000000			0.00		40227.00		0.00	40227.00	Y	4		3
1000938			000000000000			4555.03	10339.64	0.00	667.00	14894.67	15561.67	Y	5		3
1000938			000000000000			17195.16		-112.46		17195.16	17082.70	Y	5		3

Primary Servicer	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type
1000938	4		149947.04	5847.75	0.246991		1	100.000000	DALLAS	TX	75229	1	1	880000.00	880000.00	3
1000938	4		233426.01	8637.59	0.285427		1	100.000000	HUNTINGTON BEACH	CA	92648	7	1	1435000.00	1435000.00	3
1000938	4		166517.20	6957.61	0.330748		1	0.000000	CHICAGO	IL	60613	1	1		1150000.00	3
1000938	4		52785.57	4396.51	0.172162		1	0.000000	HEATH	TX	75032	7	1		715000.00	3
1000938	4		153105.80	7612.74	0.245548		1	0.000000	FUQUAY VARINA	NC	27526	1	1		1100000.00	3
1000938	4		40187.91	7693.96	0.230821		1	0.000000	ALLEN	TX	75013	7	1		895000.00	3
1000938	4		331822.38	6666.00	0.199980		1	100.000000	BATON ROUGE	LA	70808	1	1	1090000.00	1130000.00	3
1000938	4		315836.13	8917.80	0.286410		1	0.000000	ARCADIA	CA	91006	1	1		1720000.00	3
1000938	4		1044175.26	8983.68	0.280731		1	0.000000	UNIVERSITY PARK	TX	75225	1	1		1560000.00	3
1000938	4		953142.53	14099.89	0.290187		1	100.000000	NEWPORT COAST	CA	92657	3	1	2200000.00	2200000.00	3
1000938	4		258242.43	10509.68	0.414861		1	100.000000	SAN ANTONIO	TX	78257	7	1	1173000.00	1250000.00	3
1000938	4		269618.20	10445.79	0.334265		1	100.000000	GLENCOE	IL	60022	1	1	1260000.00	1300000.00	3
1000938	4		248958.37	8174.08	0.445859		1	100.000000	TERRELL HILLS	TX	78209	1	1	1060000.00	1100000.00	3
1000938	4		248074.72	5738.12	0.382541		1	100.000000	DALLAS	TX	75287	7	1	620000.00	650000.00	3
1000938	4		132126.37	8326.19	0.226354		1	100.000000	DESTIN	FL	32541	7	2	735000.00	750000.00	3
1000938	4		204147.86	8074.05	0.200712		1	100.000000	PARADISE VALLEY	AZ	85253	7	1	1525000.00	1600000.00	3
1000938	4		20586.11	6246.10	0.401377		1	100.000000	AUSTIN	TX	78731	1	1	590000.00	610000.00	3
1000938	4		83042.53	5202.33	0.304538		1	40.520000	WINCHESTER	MA	1890	1	1	789000.00	790000.00	3

Primary Servicer	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1000938	20110311								0.750000	0.750000	0		0
1000938	20110404								0.675958	0.675958	0		0
1000938	20110418								0.800000	0.669565	0		0
1000938	20100819								0.734196	0.734196	0		0
1000938	20101210								0.697727	0.697727	0		0
1000938	20101209								0.787989	0.787989	0		0
1000938	20110427								0.700000	0.700000	0		0
1000938	20110329								0.700000	0.700000	0		0
1000938	20110421								0.640801	0.640801	0		0
1000938	20110429								0.750000	0.750000	0		0
1000938	20110426								0.800000	0.800000	0		0
1000938	20110428								0.792857	0.792857	0		0
1000938	20110426								0.800000	0.800000	0		0
1000938	20110511								0.800000	0.800000	0		0
1000938	20110507								0.750000	0.750000	0		0
1000938	20110512								0.700000	0.700000	0		0
1000938	20110607								0.800000	0.800000	0		0
1000938	20110620								0.800000	0.800000	0		0

Primary Servicer	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938
1000938

Primary Servicer	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1000938	9.6	12	0.00	4/1/2041	6667.00	9776.00		7233.00			Full	2 years	2 Months
1000938	14	15.1	0.00	5/1/2041	27228.00			1899.00			Full	2 years	2 Months
1000938	15	10.2	150000.00	6/1/2041				19593.00			Full	2 years	2 Months
1000938	30		0.00	9/1/2040	24182.00						Full	2 years	2 Months
1000938	10		0.00	2/1/2041	17250.00	13753.00					Full	2 years	2 Months
1000938	7.5		0.00	1/1/2041	33333.00						Full	2 years	2 Months
1000938	23		0.00	6/1/2041	33333.33						Full	2 years	2 Months
1000938	15	13	0.00	6/1/2041	6986.53			24150.00			Full	2 years	2 Months
1000938	15		0.00	6/1/2041	32924.00						Full	2 years	2 Months
1000938	14	22	0.00	6/1/2041	40018.00			8571.00			Full	2 years	2 Months
1000938	9.5		0.00	6/1/2041	12500.00		12833.00				Full	2 years	2 Months
1000938	4		0.00	6/1/2041	31250.00						Full	2 years	2 Months
1000938	7		0.00	7/1/2041	18333.33						Full	2 years	2 Months
1000938	5		0.00	6/1/2041	15000.00						Full	2 years	2 Months
1000938	20		0.00	6/1/2041	36784.00						Full	2 years	2 Months
1000938	11		0.00	6/1/2041							Full	2 years	2 Months
1000938	12	15	0.00	7/1/2041	4555.03			10339.64	667.00		Full	2 years	2 Months
1000938	1.8		0.00	8/1/2041	17195.16						Full	2 years	2 Months

ATTACHMENT 2

PURCHASE AGREEMENT

(Please refer to Exhibit 10.15 to Form 8-K filed by the Issuing Entity on September 26, 2011)